Exhibit 10.5
FOURTH AMENDMENT TO SCHEDULE #1

This Fourth Amendment (“Amendment”) to that certain Schedule #1 dated May 4, 2018 (“Schedule”), as amended on October 23, 2018, June 4, 2020, and June 1, 2023, is made effective on July 7, 2025 (the “Amendment Effective Date”) between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (“JPMC”) and CARDLYTICS, INC. (“Supplier”).

NOW, THEREFORE, in consideration of the good and valuable consideration, mutual promises, covenants, representations and warranties, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1.Term and Termination. As of the Amendment Effective Date, the first sentence of Section 1(a) of the Schedule will be deleted and replaced with the following text:
“The term of this Schedule shall begin on the Scheduled Effective Date and continue until November 18, 2028 (the “Initial Term”).”

2.Definitions; General Terms. As of the Amendment Effective Date, the definition of “Supplier Billings Share” set forth in Attachment 4, Section (A)(15) of the Schedule will be deleted and replaced with the following text:

“15. “Supplier Billings Share” means the amount retained by Supplier, which:
a)As of the Amendment Effective Date until [***], for a Qualifying Transaction made by a Select Account, equals, as of the Amendment Effective Date JPMC Billings, multiplied by the total of (x) [***] percent ([***]%) of JPMC Billings plus (y) any Incentive Bonuses minus (z) any Billings Share Reductions (provided, however, that in no circumstance shall Supplier Billings Share for a Select Account equal less than [***] ([***]%) of JPMC Billings);
b)As of [***], for a Qualifying Transaction made by a Select Account, equals, JPMC Billings, multiplied by the total of (x) thirteen and a half percent ([***]%) of JPMC Billings plus (y) any Incentive Bonuses minus (z) any Billings Share Reductions (provided, however, that in no circumstance shall Supplier Billings Share for a Select Account equal less than thirteen and a half ([***]%) of JPMC Billings);
c)for a Qualifying Transaction made by a Deposit Account, equals JPMC Billings, multiplied by the total of (y) [***] percent ([***]%) of JPMC Billings minus (z) any Billings Share Reductions.”
3.Incentive Bonus (for Select Accounts). As of the Amendment Effective Date, Section D(1) of Attachment 4 of the Schedule will be deleted and replaced with the following text:
    “1.    Merchant Based. Each calendar quarter, Supplier may receive the Incentive Bonus indicated by the chart below. Any applicable Incentive Bonus will be applied for the next calendar quarter. Supplier will no longer be eligible to receive the Incentive Bonus for Offers placed after [***] (the “Incentive Bonus Termination Date”). Any applicable Incentive Bonus that Supplier is eligible to receive prior to the Incentive Bonus Termination Date will be calculated and applied for the next calendar quarter.”

4.    Quality Credits (for Select Accounts). As of the Amendment Effective Date, Section E(1) of
Attachment 4 of the Schedule will be deleted and replaced with the following text:

    “1.    Generally. Supplier’s failure to meet certain Offer requirements outlined below will result in “Quality Credits” equal to the Vertical Diversity Credit (if any) plus the [***] Credit (if any) plus the [***] Credit (if any) plus the Seasonal Credit (if any). Supplier may elect to fund Offers to satisfy the requirements of any Quality Credits; provided that the amount of funding for such Offer(s) must equal at least [***] percent ([***]%) of JPMC Billings. JPMC will not be eligible to receive Quality Credits from Supplier on or after [***].

5.     ”Quality of Service and Reports. The provisions in Section 2 of Attachment 2 of the Schedule, titled “General Principles,” will be deleted and replaced with the following text:

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.5
    “2.     GENERAL PRINCIPLES. The parties have prepared the Service Levels set forth in this Exhibit, and the Performance Credits due upon Supplier’s failure to achieve them, with the aim that they be clear, concise and measurable, reflect JPMC’s business needs, and incent Supplier to provide the best service possible. The Service Levels set forth in this Exhibit are not intended to and do not limit or exclude any Services described in the Master Agreement or this Schedule or in any other Schedule to the Master Agreement. Supplier will, on a continuous basis, (A) identify ways to improve the Service Levels and (B) identify and apply proven techniques and tools from other installations within its operations that would benefit JPMC either operationally or financially. Supplier will, from time to time, include updates with respect to such improvements, techniques and tools in the reports provided to JPMC pursuant to this Schedule. At JPMC’s reasonable request, Supplier and JPMC will conduct satisfaction surveys with respect to the Services.

    The remainder of this Section 2 shall be in full force and effect as of the Amendment Effective Date until [***]. Supplier represents and warrants that Supplier will not [***] (i) as a direct result of Supplier entering into an agreement [***] that requires Supplier to [***] or (ii) due to the fact that Supplier [***]. Supplier represents and warrants that Supplier will make [***]. In the event that Supplier is aware of any action that is likely to [***], Supplier will, [***], alert JPMC at least [***] days in advance of [***]. [***]. Additionally, notwithstanding anything to the contrary contained in the Agreement or this Schedule, in the event that [***], the [***] shall be calculated [***] and that calculation shall [***], subject to the [***].

    Further, in the event that [***], the parties agree that JPMC may require Supplier to [***]. JPMC must provide Supplier with [***], within 45 days following JPMC’s receipt of [***].
    Additionally, in the event that all or substantially all of the assets or stock of Supplier are sold, [***].

6.    Reports. The provisions in Section 6 of Attachment 2 of the Schedule, titled “General Principles,” will be deleted and replaced with the following text:

Supplier will provide to JPMC, within [***] days of the end of each calendar month during the Schedule Term, a report or series of reports that cover, at a minimum, the following information regarding the performance of the Services:
•the Performance Credits earned by JPMC;
•the monthly System Availability percentage;
•the number of ASP Service Calls received during the preceding month, summaries of the calls, average, minimum and maximum response and resolution times, and a listing of all outstanding problems;
•a summary of JPMC requests for upgrades and/or modifications to the System; and
•a summary of actions taken or planned to remedy any failure by Supplier to meet any of the Service Levels set forth in this Exhibit.
In addition, on a monthly basis until [***], Supplier will provide JMPC with the following reports, along with a summary of any relevant information known to Supplier that Supplier believes may have impacted any notable changes, if any, from the prior monthly report. Such monthly report shall be substantially in the form, and contain the content, attached hereto as Annex F, along with the aforementioned summary:
[***]
For avoidance of doubt, the foregoing reports are in addition to any reports and analytics described elsewhere in the Agreement or this Schedule.

5.Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Schedule.

6.Ratification. Except to the extent expressly amended by this Amendment, all terms, provisions and conditions of the Schedule shall continue in full force and effect and the Schedule shall remain enforceable and binding in accordance with its terms, and the Parties hereby ratify and confirm the terms of the Schedule as modified by this Amendment.
7.Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail (in .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Amendment.

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.5

IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the Amendment Effective Date.

CARDLYTICS, INC.		JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

Signature:	/s/Alexis DeSieno	Signature:	/s/Rich Muhlstock
Name:	Alexis DeSieno	Name:	Rich Muhlstock
Title:	CFO	Title:	Managing Director, Commerce Solutions
Date:	July 03, 2025	Date:	July 07, 2025

Name:	Jamie Koo
Title:	Assistant General Counsel
Signature:	/s/Jamie Koo
Date:	July 03, 2025
Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.5
Annex F
[***]

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.